UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03851

Nicholas II, Inc.

(Exact Name of Registrant as specified in charter)

411 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)	(Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer
411 East Wisconsin Avenue, Suite 2100
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 09/30/2023

Date of reporting period: 09/30/2023

Item 1. Report to Stockholders.

ANNUAL REPORT
September 30, 2023

NICHOLAS II, INC.

WWW.NICHOLASFUNDS.COM

NICHOLAS II, INC.

November 2023

Dear Fellow Shareholders,

     For the twelve-month period ended September 30, 2023, Nicholas II – Class I (the “Fund”) returned 13.83% compared to the Russell Midcap Growth Index of 17.47% (the “Index”).

     Coming into the final quarter of 2022, US equity markets were broadly negative for the year (year-to-date returns as September 30, 2022 were S&P 500 -23.87%, Nasdaq -32.40%, Russell 2000 -25.10%) reflecting the elevated risks and uncertainty that investors were facing. Inflation was unacceptably high despite a rapid tightening by the Federal Reserve; inflation was still nowhere near the Fed’s 2% goal. The US economy had posted two consecutive declines in GDP growth (-1.6% in 1Q22 and -0.9% in 2Q22) and the prevalent fear was that Fed rate hikes would eventually tip the economy into a hard landing recession. The Eurozone economy was struggling as the European Central Bank was hiking rates amidst high inflation and a deteriorating economy. Geopolitical tensions remained high and were weighing on global economies. However, as often happens when the news appears universally negative and investors are bearish, equity markets rebounded strongly off their lows and posted healthy returns over the past twelve months ended September 30, 2023 (S&P 500 21.62%, Nasdaq 25.00%, Russell 2000 8.93%). Investors gained comfort that inflation was on the proper path as the Consumer Price Index fell from a peak of 9.1% in June 2022 to below 4%. Large cap technology stocks, particularly those deemed beneficiaries of the revolutionary artificial intelligence trend, catalyzed by the launch of ChatGPT, were huge outperformers over this period. Fears of a recession were also staved off as consumers tapped excess savings amassed during the COVID period and increased leverage. The jobs and wages environment remained robust and strong fiscal stimulus helped propel GDP growth above what most investors were expecting, and markets responded accordingly.

     Post this strong equity market performance, the market will have to climb a formidable “wall of worry” as the consensus is no longer bearish. There is also plenty of evidence suggesting the jury is still out on whether the economy can successfully navigate through this cycle without a recession. Excess savings that helped support consumer spending have been largely drawn down. Student loan repayments have restarted which will force some difficult spending decisions for the estimated 44 million Americans who hold them. The impacts of the Fed’s monetary tightening should increasingly become evident as the “long and variable lags” from monetary tightening are increasingly coming to fruition. Higher interest rates are pressuring leading economic indicators lower. Delinquencies and loan losses are rising leading banks to aggressively tighten underwriting standards, which historically chokes off loan growth. Manufacturing PMIs remain in contractionary territory which historically leads to negative earnings surprises. Low unemployment has been a key area of strength to date, but as inflation and nominal sales growth slow, margins will likely be pressured and the natural corporate response will be to lay off employees. It will be a herculean accomplishment if the Fed can ultimately guide the US economy to a soft landing.

     For the twelve-month period ended September 30, 2023, the Fund’s relative performance versus the Russell Midcap Growth Index was negatively impacted by unfavorable stock selection in consumer discretionary, financials, industrials, and technology partially offset by favorable stock selection in consumer staples, healthcare, materials, and real estate. Sector allocation was a minor detraction from overall relative performance. The stocks which contributed the most to the Fund’s performance during the period were Old Dominion Freight Line, Stevanato Group, Palo Alto Networks, O’Reilly Automotive and Verisk Analytics. The stocks which detracted the most from the Fund’s performance during the period were Paylocity Holding, ResMed, Twilio, Jack Henry & Associates and Citizens Financial Group.

     As of September 30, 2023, the Fund owned 61 stocks and approximately 6% cash. The period-end sector weightings were industrials 26%, technology 22%, health care 18%, consumer discretionary 11%, financials 7%, consumer staples 6%, materials 3%, and real estate 1%.

     The Fund remains conservatively positioned as the odds of a recession and stock market decline appear higher than normal. We remain focused on owning high-quality companies with sustainable competitive advantages, consistent revenue and earnings growth, strong balance sheets, operated by responsible management teams, and that are trading at reasonable valuations. These “high quality” attributes have historically served our shareholders well, especially during turbulent times.

     Returns for Nicholas II, Inc. (the “Fund”) Class I and Class N and selected indices are provided in the chart below for the periods ended September 30, 2023.

			Average Annual Total Returns
	1	Year	3	Year	5	Year	10	Year	15	Year
Nicholas II, Inc. – Class I	13.83%		6.51%		7.46%		9.67%		10.36%
Nicholas II, Inc. – Class N	13.49%		6.19%		7.12%		9.31%		10.00%
Morningstar Mid-Cap
Growth Category	13.25%		1.64%		5.79%		8.98%		10.16%
Russell Midcap Growth Index	17.47%		2.61%		6.97%		9.94%		11.25%
Standard & Poor’s 500 Index	21.62%		10.15%		9.92%		11.91%		11.28%
Ending value of $10,000 invested in
Nicholas II, Inc. – Class I	$11,383		$12,082		$14,329		$25,171		$43,880
Ending value of $10,000 invested in
Nicholas II, Inc. – Class N	$11,349		$11,973		$14,106		$24,357		$41,759
Fund’s Class I Expense Ratio (from 01/28/23 Prospectus): 0.59%
Fund’s Class N Expense Ratio (from 04/30/23 Prospectus): 0.89%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses, while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. The annual returns shown for the Class I shares of this Fund would be substantially similar to the Class N because both classes of shares are invested in the same portfolio of securities. Annual returns will generally differ only to the extent that the classes do not have the same expenses. Please see the respective prospectus for details.

Thank you for your continued support.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Diversification does not assure a profit or protect against loss in a declining market.

Earnings growth is not representative of the Fund’s future performance.

Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Gross Domestic Product (GDP): The monetary value of all the finished goods and services produced within a country’s borders in a specific time period.

Purchasing Managers’ Index (PMI): An index of the prevailing direction of economic trends in the manufacturing and service sectors. It consists of a diffuse index that summarizes whether market conditions are expanding, staying the same, or contracting as viewed by the purchasing managers.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor’s (“S&P”) 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. One cannot invest directly in an index. Each Morningstar Category average represents a universe of Funds with similar investment objectives.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN
NICHOLAS II, INC. – CLASS I, RUSSELL MIDCAP INDEX AND
RUSSELL MIDCAP GROWTH INDEX

     The line graph which follows compares the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund’s Class I, to the same investment over the same period in two peer group indices. The graph assumes a $100,000 investment in the Fund’s Class I and the indices at the beginning of the first fiscal year. The peer group in the graph includes the Russell Midcap Index and the Russell Midcap Growth Index. The Adviser believes the Russell Midcap Index and the Russell Midcap Growth Index are representative of the performance of small- and medium-capitalization growth companies in which the Fund primarily invests.

     The Fund’s Class I average annual total returns for the one-, five- and ten-year periods ended on the last day of the most recent fiscal year are as follows:

	One Year	Five Years	Ten Years
	Ended	Ended	Ended
	September 30,	September 30,	September 30,
	2023	2023	2023
Average Annual Total Return	13.83%	7.46%	9.67%

     Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights Class I (NCTWX)
For a share outstanding throughout each period

		Years Ended September 30,
	2023	2022	2021	2020	2019
NET ASSET VALUE, BEGINNING OF PERIOD	$26.69	$35.98	$28.68	$29.61	$30.37
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income(1)	.11	.05	.05	.07	.10
Net gain (loss) on securities
(realized and unrealized)	3.50	(5.90)	8.45	2.21	2.08
Total from investment operations	3.61	(5.85)	8.50	2.28	2.18
LESS DISTRIBUTIONS
From net investment income	(.06)	(.05)	(.05)	(.11)	(.18)
From net capital gain	(1.02)	(3.39)	(1.15)	(3.10)	(2.76)
Total distributions	(1.08)	(3.44)	(1.20)	(3.21)	(2.94)
NET ASSET VALUE, END OF PERIOD	$29.22	$26.69	$35.98	$28.68	$29.61

TOTAL RETURN	13.83%	(18.51)%	30.26%	7.85%	9.97%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$882.4	$798.8	$1,031.3	$847.7	$828.6
Ratio of expenses to average net assets	.60%	.59%	.59%	.60%	.60%
Ratio of net investment income
to average net assets	.39%	.15%	.15%	.25%	.34%
Portfolio turnover rate	6.26%	15.76%	19.57%	22.89%	19.75%

(1) Computed based on average shares outstanding.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNTWX)
For a share outstanding throughout each period

		Years Ended September 30,
	2023	2022	2021	2020	2019
NET ASSET VALUE, BEGINNING OF PERIOD	$25.82	$34.97	$27.94	$28.91	$29.72
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income (loss)(1)	.03	(.05)	(.05)	(.01)	(.00	)(2)
Net gain (loss) on securities
(realized and unrealized)	3.38	(5.71)	8.23	2.16	2.03
Total from investment operations	3.41	(5.76)	8.18	2.15	2.03
LESS DISTRIBUTIONS
From net investment income	(.05)	—	—	(.02)	(.08)
From net capital gain	(1.02)	(3.39)	(1.15)	(3.10)	(2.76)
Total distributions	(1.07)	(3.39)	(1.15)	(3.12)	(2.84)
NET ASSET VALUE, END OF PERIOD	$28.16	$25.82	$34.97	$27.94	$28.91

TOTAL RETURN	13.49%	(18.75)%	29.85%	7.54%	9.55%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$72.5	$70.1	$95.6	$85.0	$96.7
Ratio of expenses to average net assets	.91%	.89%	.89%	.90%	.95%
Ratio of net investment income (loss)
to average net assets	.08%	(.16)%	(.15)%	(.05)%	(.01)%
Portfolio turnover rate	6.26%	15.76%	19.57%	22.89%	19.75%

(1)	Computed based on average shares outstanding.
(2)	Amount rounds to $0.00.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings
September 30, 2023 (unaudited)

Percentage
Name	of Net Assets
O’Reilly Automotive, Inc.	2.95%
Verisk Analytics Inc	2.37%
BJ’s Wholesale Club Holdings, Inc.	2.18%
Lamb Weston Holdings, Inc.	2.13%
Palo Alto Networks, Inc.	2.10%
CDW Corporation	2.07%
Vulcan Materials Company	2.04%
Westinghouse Air Brake Technologies Corporation	2.02%
AMETEK, Inc.	1.97%
Old Dominion Freight Line, Inc.	1.91%
Total of top ten	21.74%

Sector Diversification (as a percentage of portfolio)
September 30, 2023 (unaudited)

Fund Expenses
For the six month period ended September 30, 2023 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class I
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	03/31/23	09/30/23	04/01/23 - 09/30/23
Actual	$1,000.00	$1,004.10	$3.01
Hypothetical	1,000.00	1,021.99	3.04
(5% return before expenses)
* Expenses are equal to the Class I six-month annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 183 then divided by 365 to reflect the one-
half year period.

Fund Expenses (continued)
For the six month period ended September 30, 2023 (unaudited)

Class N
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period**
	03/31/23	09/30/23	04/01/23 - 09/30/23
Actual	$1,000.00	$1,002.50	$4.57
Hypothetical	1,000.00	1,020.44	4.61
(5% return before expenses)
** Expenses are equal to the Class N six-month annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 183 then divided by 365 to reflect the one-half year period.

Schedule of Investments
September 30, 2023

Shares or
Principal
Amount		Value
COMMON STOCKS — 93.94%
	Consumer Discretionary – Consumer
	Discretionary Distribution & Retail — 6.19%
46,070	Burlington Stores, Inc.*	$6,233,271
108,565	CarMax, Inc.*	7,678,802
31,015	O’Reilly Automotive, Inc.*	28,188,293
42,640	Ulta Beauty Inc.*	17,032,548
		59,132,914
	Consumer Discretionary – Consumer Services — 4.47%
6,765	Chipotle Mexican Grill, Inc.*	12,392,330
28,890	Domino’s Pizza, Inc.	10,943,243
251,430	Service Corporation International	14,366,710
244,745	Wendy’s Company	4,995,245
		42,697,528
	Consumer Staples – Consumer Staples
	Distribution & Retail — 2.18%
291,486	BJ’s Wholesale Club Holdings, Inc.*	20,803,356
	Consumer Staples – Food, Beverage & Tobacco — 3.96%
69,500	Constellation Brands, Inc. Class A	17,467,435
220,076	Lamb Weston Holdings, Inc.	20,348,227
		37,815,662
	Financials – Banks — 1.04%
246,480	Webster Financial Corporation	9,935,609
	Financials – Financial Services — 5.66%
66,065	FLEETCOR Technologies, Inc.*	16,869,037
87,281	Jack Henry & Associates, Inc.	13,191,650
138,050	Northern Trust Corporation	9,591,714
143,155	Raymond James Financial, Inc.	14,377,057
		54,029,458
	Health Care – Health Care Equipment & Services — 9.33%
42,225	Cooper Companies, Inc.	13,427,972
104,590	DexCom, Inc.*	9,758,247
227,260	Globus Medical Inc Class A*	11,283,459
150,250	Hologic, Inc.*	10,427,350
77,440	ResMed Inc.	11,451,053
82,515	STERIS Plc	18,105,441
72,095	Veeva Systems Inc Class A*	14,667,728
		89,121,250

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2023

Shares or
Principal
Amount		Value
COMMON STOCKS — 93.94% (continued)
	Health Care – Pharmaceuticals,
	Biotechnology & Life Sciences — 8.36%
163,224	Bio-Techne Corporation	$11,110,658
57,911	Charles River Laboratories International, Inc.*	11,349,398
83,070	IQVIA Holdings Inc*	16,344,023
12,475	Mettler-Toledo International Inc.*	13,823,173
107,445	Revvity, Inc.	11,894,162
515,270	Stevanato Group SpA	15,313,824
		79,835,238
	Industrials – Capital Goods — 14.78%
127,500	AMETEK, Inc.	18,839,400
234,370	Fastenal Company	12,805,977
238,700	Fortive Corp.	17,701,992
70,000	IDEX Corporation	14,561,400
61,005	L3Harris Technologies Inc	10,622,191
45,300	Lennox International Inc.	16,962,132
77,500	Nordson Corporation	17,295,675
197,850	A. O. Smith Corporation	13,083,821
181,487	Westinghouse Air Brake Technologies Corporation	19,286,623
		141,159,211
	Industrials – Commercial & Professional Services — 9.79%
89,700	Broadridge Financial Solutions, Inc.	16,060,785
67,645	Paylocity Holding Corp.*	12,291,097
126,048	RB Global, Inc.	7,878,000
121,710	Republic Services, Inc.	17,344,892
240,500	TransUnion	17,265,495
95,755	Verisk Analytics Inc	22,621,161
		93,461,430
	Industrials – Transportation — 1.91%
44,460	Old Dominion Freight Line, Inc.	18,190,364
	Information Technology – Semiconductors &
	Semiconductor Equipment — 4.58%
213,950	Microchip Technology Incorporated	16,698,798
171,810	Power Integrations, Inc.	13,110,821
141,740	Skyworks Solutions, Inc.	13,974,147
		43,783,766
	Information Technology – Software & Services — 14.00%
79,240	CrowdStrike Holdings, Inc. Class A*	13,263,191
100,655	CyberArk Software Ltd.*	16,484,269
384,298	Dynatrace, Inc.*	17,958,246
180,000	Elastic NV*	14,623,200

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2023

Shares or
Principal
Amount		Value
COMMON STOCKS — 93.94% (continued)
	Information Technology – Software & Services — 14.00% (continued)
48,940	Gartner, Inc.*	$16,816,273
205,737	Okta, Inc. Class A*	16,769,623
85,485	Palo Alto Networks, Inc.*	20,041,103
125,045	PTC Inc.*	17,716,376
		133,672,281
	Information Technology – Technology
	Hardware & Equipment — 3.40%
98,195	CDW Corporation	19,811,823
31,030	Teledyne Technologies Incorporated*	12,678,237
		32,490,060
	Materials – Materials — 3.07%
78,580	AptarGroup, Inc.	9,825,643
96,460	Vulcan Materials Company	19,486,849
		29,312,492
	Real Estate – Real Estate Management & Development — 1.22%
158,175	CBRE Group, Inc. Class A*	11,682,805
	TOTAL COMMON STOCKS
	(cost $487,551,349)	897,123,424

SHORT-TERM INVESTMENTS — 5.96%
	Money Market Deposit Account – 1.49%
$14,223,425	U.S. Bank Money Market, 5.27%	14,223,425
	Money Market Fund – 1.34%
12,745,565	Morgan Stanley Liquidity Funds Government Portfolio
	(Institutional Class), 7-day net yield, 5.264%	12,745,565
	U.S. Government Securities – 3.13%
10,000,000	U.S. Treasury Bill 10/03/2023, 1.777%	9,998,542
10,000,000	U.S. Treasury Bill 10/17/2023, 4.725%	9,978,044
10,000,000	U.S. Treasury Bill 11/02/2023, 5.065%	9,954,419
		29,931,005
	TOTAL SHORT-TERM INVESTMENTS
	(cost $56,896,539)	56,899,995
	TOTAL INVESTMENTS
	(cost $544,447,888) – 99.90%	954,023,419
	OTHER ASSETS, NET OF LIABILITIES – 0.10%	957,453
	TOTAL NET ASSETS
	(basis of percentages disclosed above) – 100%	$954,980,872
* Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
September 30, 2023

ASSETS
Investments in securities at value (cost $544,447,888)	$954,023,419
Receivables —
Investment securities sold	1,108,119
Dividend and interest	421,599
Capital stock subscription	27,298
Total receivables	1,557,016
Other	32,832
Total assets	955,613,267

LIABILITIES
Payables —
Due to adviser —
Management fee	418,357
Accounting and administrative fee	13,331
Total due to adviser	431,688
Capital stock redemption	67,044
12b-1 and servicing fee	26,788
Other payables and accrued expense	106,875
Total liabilities	632,395
Total net assets	$954,980,872

NET ASSETS CONSIST OF
Paid in capital	$541,617,305
Accumulated distributable earnings	413,363,567
Total net assets	$954,980,872

Class I
Net assets	$882,437,397
Shares outstanding	30,203,200
NET ASSET VALUE PER SHARE ($.01 par value,
125,000,000 shares authorized), offering price and redemption price	$29.22

Class N
Net assets	$72,543,475
Shares outstanding	2,576,454
NET ASSET VALUE PER SHARE ($.01 par value,
75,000,000 shares authorized), offering price and redemption price	$28.16

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended September 30, 2023

INCOME
Dividend (net of foreign taxes of $25,966)	$7,040,547
Interest	2,417,787
Total income	9,458,334

EXPENSES
Management fee	4,954,011
Transfer agent fees	189,293
12b-1 fees – Class N	169,040
Administration services	157,708
Accounting & pricing services	94,927
Registration fees	75,075
Servicing fees – Class N	65,686
Custodian fees	48,070
Audit and tax fees	42,600
Insurance	33,841
Directors’ fees	25,695
Printing	22,411
Postage and mailing	19,444
Legal fees	14,300
Other operating expenses	19,671
Total expenses	5,931,772
Net investment income	3,526,562

NET REALIZED GAIN ON INVESTMENTS	7,185,745

CHANGE IN NET UNREALIZED
APPRECIATION/DEPRECIATION ON INVESTMENTS	107,541,048
Net realized and unrealized gain on investments	114,726,793
Net increase in net assets resulting from operations	$118,253,355

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended September 30, 2023 and 2022

	2023	2022
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$3,526,562	$1,312,790
Net realized gain on investments	7,185,745	27,692,561
Change in net unrealized appreciation/
depreciation on investments	107,541,048	(228,196,887)
Net increase (decrease) in net assets
resulting from operations	118,253,355	(199,191,536)

DISTRIBUTIONS TO SHAREHOLDERS
From investment operations – Class I	(32,017,621)	(97,747,796)
From investment operations – Class N	(2,841,109)	(9,016,996)
Total distributions	(34,858,730)	(106,764,792)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued – Class I
(707,152 and 347,802 shares, respectively)	21,351,042	11,254,591
Reinvestment of distributions – Class I
(1,072,426 and 2,615,660 shares, respectively)	29,148,550	91,129,589
Cost of shares redeemed – Class I
(1,502,619 and 1,698,790 shares, respectively)	(43,700,915)	(54,517,385)
Proceeds from shares issued – Class N
(50,775 and 46,615 shares, respectively)	1,433,137	1,417,684
Reinvestment of distributions – Class N
(107,402 and 264,192 shares, respectively)	2,819,297	8,927,047
Cost of shares redeemed – Class N
(297,378 and 330,292 shares, respectively)	(8,345,249)	(10,353,812)
Change in net assets derived
from capital share transactions	2,705,862	47,857,714
Total increase (decrease) in net assets	86,100,487	(258,098,614)

NET ASSETS
Beginning of period	868,880,385	1,126,978,999
End of period	$954,980,872	$868,880,385

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
September 30, 2023

(1) Summary of Significant Accounting Policies —
Nicholas II, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment
Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:
(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Short-term investments are valued using evaluated bid prices. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. The Board of Directors has
delegated fair value responsibilities to Nicholas Company, Inc., the Fund’s adviser.
The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the period. Investment transactions for financial statement purposes are recorded on trade date.
In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurement” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed

Notes to Financial Statements (continued)
September 30, 2023

in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2023 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$897,123,424
Money Market Deposit Account	14,223,425
Money Market Fund	12,745,565
Level 2 –
U.S. Government Securities	29,931,005
Level 3 –
None	—
Total	$954,023,419
(1) See Schedule of Investments for further detail by industry.

The Fund did not hold any Level 3 investments during the year.
(b)	Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.
(c)	Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.
Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for 12b-1 fees and shareholder servicing fees and certain other fees and expenses related to one class of shares.
Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. During the period, the 12b-1 fee was 0.20% through
February 14, 2023. From February 15, 2023 through period end, the 12b-1 fee was
0.24%. During the period, the servicing fee was 0.10% through February 14, 2023.
From February 15, 2023 through period end, the service fee was 0.08%. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

Notes to Financial Statements (continued)
September 30, 2023

(d)	Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
(e)	Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least annually. Distributions of net realized capital gain, if any, are declared and paid at least annually.
The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. At September 30, 2023, reclassifications were recorded to increase undistributed ordinary income by $181 and decrease accumulated undistributed net realized capital gains by $181.
The tax character of distributions paid during the years ended September 30, was as follows:

	09/30/2023	09/30/2022
Distributions paid from:
Ordinary income	$2,013,644	$1,924,092
Long-term capital gain	32,845,086	104,840,700
Total distributions paid	$34,858,730	$106,764,792

As of September 30, 2023, investment cost for federal tax purposes was
$544,447,888 and the tax basis components of net assets were as follows:

Unrealized appreciation	$415,894,845
Unrealized depreciation	(6,319,314)
Net unrealized appreciation	409,575,531
Undistributed ordinary income	2,763,939
Accumulated undistributed net realized capital gains	1,024,097
Paid in capital	541,617,305
Net assets	$954,980,872

There were no differences between financial statement and tax-basis cost.
The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of September 30, 2023. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the year ended
September 30, 2023. At September 30, 2023, the fiscal years 2020 through 2023 remain open to examination in the Fund’s major tax jurisdictions.
(f)	The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the

Notes to Financial Statements (continued)
September 30, 2023

Financial Accounting Standards Board (“FASB”) ASC 946, “Financial Services –
Investment Companies.” U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.
(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.
(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of September 30, 2023. There have been no material subsequent events since September 30, 2023 that would require adjustment to or additional disclosure in these financial statements.
(2)	Related Parties —
(a) Investment Adviser and Management Agreement —
The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.75% of the average net asset value up to and including $50 million, 0.60% of the average net asset value over
$50 million up to and including $100 million and 0.50% of the average net asset value in excess of $100 million.
The Adviser may be paid for accounting and administration services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including
$2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.
(b) Legal Counsel —
A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $7,834 for the year ended September 30,
2023 for legal services rendered by this law firm.
(3)	Investment Transactions —
For the year ended September 30, 2023, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated
$56,450,450 and $85,752,405, respectively.

Report of Independent Registered
Public Accounting Firm

To the shareholders and Board of Directors of Nicholas II, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Nicholas II, Inc. (the “Fund”), including the schedule of investments, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Milwaukee, Wisconsin
November 28, 2023

We have served as the auditor of one or more Nicholas investment companies since 1977.

Historical Record Class I
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
Class I	Per Share	Per Share(2)		Per Share(2)		Ratio(3)	Investment(4)
October 17, 1983(1)	$10.00	$—		$—		—	$10,000
September 30, 1984	11.66	—		—		12.6 times	11,660
September 30, 1985	14.39	0.0930		0.1860		11.7	14,742
September 30, 1986	16.90	0.1630		0.0610		15.0	17,581
September 30, 1987	21.01	0.4200		0.5130		20.9	23,108
September 30, 1988	18.58	0.3380		1.3030		15.0	22,766
September 30, 1989	21.76	0.3350		0.0800		17.1	27,291
September 30, 1990	17.39	0.3124		0.6686		14.8	22,888
September 30, 1991	23.87	0.3422		0.1434		17.8	32,250
September 30, 1992	24.53	0.2447		0.4042		17.3	34,052
September 30, 1993	26.94	0.2350		0.8000		18.1	38,885
September 30, 1994	26.71	0.2000		1.4700		18.5	41,020
September 30, 1995	30.07	0.2056		1.8944		20.8	50,205
September 30, 1996	33.34	0.1750		2.4979		28.9	60,922
September 30, 1997	40.65	0.0779		3.1621		31.4	82,206
September 30, 1998	34.78	0.0810		5.2282		28.6	80,845
September 30, 1999	31.83	0.1337		4.0049		29.0	82,864
September 30, 2000	36.58	0.0100		0.4701		35.1	96,527
September 30, 2001	17.54	—		13.1200		23.4	76,361
September 30, 2002	15.34	—		0.5766		22.2	68,730
September 30, 2003	18.97	—		—		22.9	84,994
September 30, 2004	21.88	—		0.0015		22.9	98,040
September 30, 2005	23.50	—		0.9146		23.3	109,547
September 30, 2006	23.11	0.0083		2.1472		22.4	118,142
September 30, 2007	25.18	0.0643		1.0460		23.4	134,908
September 30, 2008	19.15	0.0978		2.5678		17.5	115,141
September 30, 2009	17.02	0.1072		1.1206		19.2	111,845
September 30, 2010	19.31	0.0957		—		20.7	127,575
September 30, 2011	18.72	0.0867		0.3831		17.2	126,423
September 30, 2012	22.91	0.0992		0.4903		20.2	159,188
September 30, 2013	26.37	0.1428		1.8746		22.9	200,723
September 30, 2014	27.41	0.0889		2.0445		22.3	225,609
September 30, 2015	25.39	0.0997		3.4844		21.3	237,669
September 30, 2016	25.41	0.0931		1.4736		22.7	252,980
September 30, 2017	28.79	0.0752		1.1754		24.9	301,091
September 30, 2018	30.37	0.0277		3.0205		25.9	352,592
September 30, 2019	29.61	0.1821		2.7546		24.8	387,738
September 30, 2020	28.68	0.1133		3.1017		29.1	418,165
September 30, 2021	35.98	0.0487		1.1473		25.5	544,703
September 30, 2022	26.69	0.0495		3.3930		22.6	443,863
September 30, 2023	29.22	0.0634	(a)	1.0161	(a)	27.4	505,239

(1)	Date of Initial Public Offering.
(2)	Rounded.
(3)	Based on latest 12 months accomplished earnings.
(4)	Assuming reinvestment of all distributions.

(a)	Paid on December 28, 2022 to shareholders of record on December 27, 2022.

Historical Record Class N
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
Class N	Per Share	Per Share		Per Share(2)		Ratio(3)	Investment(4)
February 28, 2005(1)	$22.59	$—		$—		23.1 times	$10,000
September 30, 2005	23.45	—		—		23.3	10,381
September 30, 2006	23.00	—		2.1340		22.4	11,158
September 30, 2007	25.03	—		1.0460		23.4	12,694
September 30, 2008	19.04	0.0067		2.5678		17.5	10,800
September 30, 2009	16.87	0.0969		1.1206		19.2	10,457
September 30, 2010	19.11	0.0666		—		20.7	11,890
September 30, 2011	18.49	0.0479		0.3831		17.2	11,741
September 30, 2012	22.63	0.0191		0.4903		20.2	14,732
September 30, 2013	26.04	0.0560		1.8746		22.9	18,516
September 30, 2014	27.03	—		2.0445		22.3	20,734
September 30, 2015	25.00	0.0002		3.4844		21.3	21,770
September 30, 2016	25.00	—		1.4736		22.7	23,091
September 30, 2017	28.29	—		1.1754		24.9	27,387
September 30, 2018	29.72	—		3.0205		25.9	31,972
September 30, 2019	28.91	0.0818		2.7546		24.8	35,025
September 30, 2020	27.94	0.0182		3.1017		29.1	37,666
September 30, 2021	34.97	—		1.1473		25.5	48,909
September 30, 2022	25.82	—		3.3930		22.6	39,738
September 30, 2023	28.16	0.0495	(a)	1.0161	(a)	27.4	45,099

(1)	Date of Initial Public Offering.
(2)	Rounded.
(3)	Based on latest 12 months accomplished earnings.
(4)	Assuming reinvestment of all distributions.

(a)	Paid on December 28, 2022 to shareholders of record on December 27, 2022.

Approval of Investment Advisory Contract
(unaudited)

A discussion of the Approval by the Board of Directors of the Fund’s Investment Advisory Contract can be found in the Fund’s Semiannual Report dated March 31, 2023.

Liquidity Risk Management Program
(unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that the Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Fund has designated Nicholas Company, Inc., the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Directors.

At a meeting of the Board of Directors on February 10, 2023, Nicholas Company, Inc. provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

Information on Proxy Voting
(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Directors and Officers of the Fund
(unaudited)

The following table sets forth the pertinent information about the Fund’s directors and officers as of September 30, 2023. Unless otherwise listed, the business address of each director and officer is 411 East Wisconsin Avenue, Milwaukee, WI 53202.

Number of
		Term of		Portfolios
	Positions	Office and		in Fund	Other
	Held	Length of	Principal	Complex	Directorships
	With	Time	Occupations	Overseen	Held
Name and Age	Fund	Served	During Past 5 Years	by Director	by Director
INTERESTED DIRECTOR
David O. Nicholas, CFA	President,	(2), 19 years	President, Chief	4	None
62(1)	Director		Executive Officer,
	and Lead		Chief Investment
	Portfolio		Officer and Director,
	Manager		Nicholas Company,
Inc., the Adviser to
the Fund. He is also
the Lead Portfolio
Manager of Nicholas
Fund, Inc. and
Nicholas Limited
Edition, Inc., and Co-
Portfolio Manager
of Nicholas Equity
Income Fund, Inc.

Directors and Officers of the Fund (continued)
(unaudited)

Number of
		Term of		Portfolios
	Positions	Office and		in Fund	Other
	Held	Length of	Principal	Complex	Directorships
	With	Time	Occupations	Overseen	Held
Name and Age	Fund	Served	During Past 5 Years	by Director	by Director
DISINTERESTED DIRECTORS
John A. Hauser	Director	(2), 7 years	Chaplain, Door County	4	None
64			Medical Center, 2019
to present. Private
Investor, January 2017
to present. Senior Vice
President Trust and
Community Relations,
Nicolet Bank, October
2016 to December 2016.
Senior Vice President –
Director of Wealth
Services, Nicolet Bank,
April 2016 to
October 2016. Prior to
its acquisition by Nicolet
Bank in April 2016,
Mr. Hauser served in
various senior
management roles for
Baylake Bank from
1984 to 2008 and from
2009 to April 2016.

David P. Pelisek, CFA	Director	(2), 4 years	Private Investor,	4	None
64			September 2016 to
present. Managing
Director, Robert W.
Baird & Co., Inc. and
Partner, Baird Capital
Partners Buyout
Funds I-V, January 1994
to May 2016.

Julie M. Van Cleave	Director	(2), 1 year	Private Investor,	4	None
64			July 2020 to present.
Chief Investment Officer,
University of Wisconsin
Foundation, July 2013
to June 2020.

Directors and Officers of the Fund (continued)
(unaudited)

Term of
	Positions	Office and
	Held	Length of
	With	Time
Name and Age	Fund	Served	Principal Occupations During Past 5 Years
OFFICERS
Lawrence J. Pavelec, CFA	Senior Vice	Annual,	Executive Vice President, Secretary and Chief
64	President	19 years	Operating Officer, Nicholas Company, Inc., the
	and		Adviser to the Fund, and employed by the
	Secretary		Adviser since April 2003.

Jennifer R. Kloehn, CPA	Senior Vice	Annual,	Executive Vice President, Treasurer, Chief
50	President,	7 years	Financial Officer and Chief Compliance Officer,
	Treasurer		Nicholas Company, Inc., the Adviser to the Fund,
	and Chief		and employed by the Adviser since 1998.
Compliance
Officer

Brian J. Janowski,	Senior Vice	Annual,	Senior Vice President, Nicholas Company, Inc. the
CFA, CPA	President	6 years	Adviser to the Fund and employed by the Adviser
50	and		since December 2016. He has been Co-Portfolio
	Co-Portfolio		Manager of the Fund since April 2018. He was
	Manager		Co-Portfolio Manager for BMO Small- and
Mid-Cap Value Funds from 2008 to 2016.

Candace L. Lesak, CFP	Vice	Annual,	Employee, Nicholas Company, Inc., the
66	President	37 years	Adviser to the Fund. Retired from Nicholas
Company, Inc. effective October 31, 2023.

(1)

David O. Nicholas is the only director of the Fund who is an “interested person” of the Fund, as that term is defined in the 1940 Act. Mr. Nicholas is a Director of the Adviser and owns 60% of the outstanding voting securities of the Adviser.

(2)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.

The Fund’s Statement of Additional Information includes additional information about the Fund directors and is available, without charge, upon request, by calling 800-544-6547 or 414-276-0535.

Privacy Policy
(unaudited)

     Nicholas II, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Automatic Investment Plan – An Update
(unaudited)

The Nicholas Family of Funds’ Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods so that investments are made through several market cycles.

	Nicholas II – Class I
$1,000 initial investment on	10/17/1983	*	9/30/2013
Number of years investing $100 each month
following the date of initial investment	40		10
Total cash invested	$49,000		$13,000
Total dividend and capital gain distributions reinvested	$390,232		$7,338
Total full shares owned at 09/30/2023	17,458		722
Total market value at 09/30/2023	$510,131		$21,098

The results above assume purchase on the last day of the month. The Nicholas Automatic Investment Plan actually invests on the date specified by the investor. Total market value includes reinvestment of all distributions.

*	Date of Initial Public Offering.

Nicholas Funds Services Offered
(unaudited)

•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan
•	Monthly Automatic Exchange between Funds
•	Telephone Purchase and Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Directors and Officers
DAVID O. NICHOLAS, President and Director

JOHN A. HAUSER, Director

DAVID P. PELISEK, Director

JULIE M. VAN CLEAVE, Director

BRIAN J. JANOWSKI, Senior Vice President

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President and Secretary

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Accountant
Dividend Disbursing Agent
Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a) The registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer.

(b) Not applicable.

(c) During the period covered by the report, there were no amendments to the provisions of the Code of Ethics adopted in Item 2(a) above.

(d) During the period covered by the report, no implicit or explicit waivers were made with respect to the provisions of the Code of Ethics adopted in Item 2(a) above.

(e) Not applicable.

(f) The registrant’s Code of Ethics is attached as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. David P. Pelisek, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item. He was selected as the Fund’s Audit Committee Financial Expert at the Fund’s Board of Directors Meeting held on February 3, 2020.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,430 in 2023 and $34,700 in 2022.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,170 in 2023 and $5,875 in 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $20,650 in 2022 and $19,300 in 2021. These services were for the audit of the investment adviser for the adviser's fiscal year ended 10/31/2022 and 10/31/2021, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A
(c)	N/A
(d)	N/A

(f) No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h) No disclosures are required by this Item 4(h).

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 13. Exhibits.

(a)(1) Sarbanes-Oxley Code of Ethics for Principal Executive and Senior Financial Officers (that is the subject of the disclosure required by Item 2), attached hereto as EX-99.CODE ETH.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, attached hereto as EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person. Applicable only to closed-end funds.

(a)(4) Change in the registrant’s independent public accountant.

Not applicable to this filing.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, attached hereto as EX-99.906 CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas II, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: November 29, 2023

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: November 29, 2023

By: /s/ Jennifer R. Kloehn
Name: Jennifer R. Kloehn
Title: Principal Financial Officer
Date: November 29, 2023